                                                                 EXHIBIT 10.26.1




                      SECOND AMENDMENT TO LOAN AGREEMENT

        THIS Amendment to Loan Agreement is dated as of ___________________, 1996 by and between NATIONSBANK, N.A. (SOUTH), a National Banking Association (hereinafter called the "Lender") and ESMOR CORRECTIONAL SERVICES, INC., a Delaware corporation, ESMOR MANAGEMENT, INC., a Delaware corporation, ESMOR, INC., a New York corporation, ESMOR (BROOKLYN), INC., a New York corporation, ESMOR CANADIAN, INC., a Texas corporation, ESMOR FORT WORTH, INC., a Texas corporation, ESMOR HOUSTON, INC., a Texas corporation, ESMOR MANHATTAN, INC., a New York corporation, ESMOR MANSFIELD, INC., a Texas corporation, ESMOR NEW JERSEY, INC., a New Jersey corporation, ESMOR (SEATTLE), INC., a Washington corporation, and ESMOR TRAVIS, INC., a Texas corporation jointly and severally (collectively hereinafter called the "Borrower").

                                  RECITALS:

        WHEREAS, in connection with a $5,000,000 Term Loan and a $6,000,000, Line of Credit Loan from Lender to Borrower, Lender and Borrower entered into that certain Loan and Security Agreement dated effective December 31, 1995, as amended by Amendment to Loan Agreement dated January 19, 1996 (collectively the "Loan Agreement") and Borrower executed and delivered to Lender the Loan Documents, as defined in the Loan Agreement; and

        WHEREAS, Borrower has requested Lender to modify the debt service coverage ratio requirement under the Loan Agreement and Lender has agreed to do so provided that Borrower enter into this Amendment.

        NOW THEREFORE, in consideration of the issuance of the standby letter of credit, the covenants and provisions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

        1. Paragraph 11.15a is hereby amended to provide that the Debt Service Coverage Ratio to be maintained by borrower shall not be less than the following ratios for the following periods: (1) 1.08 to 1.00 as of June 30, 1996; (ii) 1.10 to 1.00 as of September 30, 1996; (iii) 1.30 to 1.00 as of
December 31, 1996 and (iv) 1.50 to 1.00 throughout the term of the Loan thereafter.

        2.    As amended hereby, the Loan Agreement remains in full force and effect.
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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WITNESSES:
                                        ESMOR CORRECTIONAL SERVICES, INC., a
                                        Delaware corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- ------------------------------              -------------------------------
*   Mary K. Parrish                         James F. Slattery, President
(*Print Name of Witness)

/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- ------------------------------                    Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR MANAGEMENT, INC., a Delaware
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- ------------------------------              -------------------------------
*   Mary K. Parrish                         James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- ------------------------------                    Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR INC., a New York corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- ------------------------------              -------------------------------
*   Mary K. Parrish                         James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- ------------------------------                    Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR (BROOKLYN), INC., a New York
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- ------------------------------              -------------------------------
*   Mary K. Parrish                         James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- ------------------------------                    Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)

                                        ESMOR CANADIAN, INC., a Texas
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- -------------------------------             ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- -------------------------------                   Sarasota, FL  34236
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR FORT WORTH, INC., a Texas
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- -------------------------------             ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- -------------------------------                   Sarasota, FL  34236
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR HOUSTON, INC., a Texas
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- -------------------------------             ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- -------------------------------                   Sarasota, FL  34236
(*Print Name of Witness)
                                        (CORPORATE SEAL)


                                        ESMOR MANHATTAN, INC., a New York
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- -------------------------------             ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- -------------------------------                   Sarasota, FL  34236
(*Print Name of Witness)
                                        (CORPORATE SEAL)

                                        ESMOR MANSFIELD, INC., a Texas
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- --------------------------------            ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- --------------------------------                  Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)

                                        ESMOR NEW JERSEY, INC., a New Jersey
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- --------------------------------            ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- --------------------------------                  Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)

                                        ESMOR (SEATTLE), INC., a Washington
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- --------------------------------            ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- --------------------------------                  Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)

                                        ESMOR TRAVIS, INC., a Texas
                                        corporation


/s/ Mary K. Parrish                     By: /s/ James F. Slattery
- --------------------------------            ------------------------------
* Mary K. Parrish                           James F. Slattery, President
(*Print Name of Witness)


/s/ Elizabeth Hall                      Address:  1819 Main St., Ste. 1000
- --------------------------------                  Sarasota, FL  34236
* Elizabeth Hall
(*Print Name of Witness)
                                        (CORPORATE SEAL)


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                                        "LENDER"

                                        NATIONSBANK, N.A. (SOUTH), a
                                        National Banking Association



/s/ Nydia S. Rundle                     By: /s/ Rick J. Halloran
- -----------------------------               --------------------------------
* Nydia S. Rundle                           Rick J. Halloran, Vice President
(*Print Name of Witness)


/s/ Jeannine S. Hoopes                  Address:  1819 Main St., Ste. 1000
- -----------------------------                     Sarasota, FL  34236
* Jeannine S. Hoopes
(*Print Name of Witness)
                                        (CORPORATE SEAL)